Note 4 - Commitments	12 Months Ended
Dec. 31, 2012
Disclosure Text Block Supplement [Abstract]
Commitments Disclosure [Text Block]
4.           Commitments

Lease Agreements

We lease approximately 8,400 square feet of office and laboratory space located in Smyrna, Georgia (metropolitan Atlanta). Rent expense for the years ended December 31, 2012, 2011 and 2010 was $118,801, $119,255, and $118,988, respectively.  Future minimum lease payments pursuant to the 62 month lease total $125,180 in 2013 and $128,920 in 2014.

Other Commitments

In the normal course of business, we may enter into various firm purchase commitments related to production and testing of our vaccine material, conduct of clinical trials, and other research-related activities. As of December 31, 2012, we had approximately $510,000 of unrecorded outstanding purchase commitments to our vendors and subcontractors, all of which we expect will be due in 2013.